Ex. 99.3(B)



                               CONSENT OF COUNSEL


      I hereby consent to the reference to my name under the heading "Legal Matters" in Post-Effective Amendment No. 11 to the Registration Statement on Form S-6 for the Guardian Separate Account C and to the filing of this consent as an exhibit to the Registration Statement.


                                        /s/ Richard T. Potter, Jr.
                                        --------------------------
                                         Richard T. Potter, Jr.
                                              Counsel